UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	December 20, 2004

BANK ONE AUTO SECURITIZATION TRUST 2003-1
(Exact name of registrant as specified in its charter)

Delaware	333-107580	Not Available
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

C/O Wilmington Trust Company Rodney Square North, 1100 North Market Street, Wilmington, Delaware	19890-1600
(Address of principal executive offices)	(Zip Code)

(302) 282-1039
Registrant’s telephone number, including area code

N/A
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01 Other Events.

This Current Report on Form 8-K is being filed to file a copy of the Monthly Statement dated December 16, 2004, furnished to JPMorgan Chase Bank, as paying agent, by Chase Manhattan Bank USA, National Association as servicer on behalf of the Bank One Auto Securitization Trust 2003-1 (the “Trust”), to be distributed to the Noteholders and Certificateholders, pursuant to the Sale and Servicing Agreement dated as of August 29, 2003, among the Trust, Bank One Auto Securitization LLC, the Servicer, and JPMorgan Chase Bank.

Section 9 - Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits

(c) Exhibits.

The following exhibits are filed as a part of this report:

Exhibit	Description

99.1	Monthly Statement to Noteholders and Certificateholders dated December 16, 2004

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CHASE MANHATTAN BANK USA, NA,
not in its individual capacity but solely as Servicer on behalf of the Trust

By:	/s/ Philip C. McNiel
	Name:	Philip C. McNiel
	Title:	Vice President

Date: December 20, 2004